UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2023

CNH Industrial Capital LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-55510 (Commission File Number)	39-1937630 (IRS Employer Identification No.)

5729 Washington Avenue Racine, Wisconsin (Address of principal executive offices)		53406 (Zip Code)

(262) 636-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 4, 2023, CNH Industrial N.V. issued a press release announcing that its wholly owned subsidiary, CNH Industrial Capital LLC (“CNH Industrial Capital”), priced $600 million aggregate principal amount of CNH Industrial Capital’s 4.550% notes due 2028. The notes will mature on April 10, 2028. Interest on the notes will be paid on April 10 and October 10 of each year, commencing on October 10, 2023. The notes will be guaranteed by CNH Industrial Capital America LLC and New Holland Credit Company, LLC, each a wholly owned subsidiary of CNH Industrial Capital. The net proceeds of the offering are intended to be added to CNH Industrial Capital’s general funds and used for working capital and other general corporate purposes, including, among other things, the purchase of receivables or other assets in the ordinary course of business. The net proceeds may also be applied to repay CNH Industrial Capital’s indebtedness as it becomes due.

The notes and the related guarantees are being offered and sold under a registration statement on Form S-3ASR (Registration Nos. 333-263539, 333-263539-01, 333-263539-02), filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2022. CNH Industrial Capital and the guarantors have also filed with the SEC a prospectus supplement, dated April 4, 2023, together with the accompanying prospectus, dated March 14, 2022, in connection with the offering of the notes and the related guarantees. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8- K and incorporated herein by reference.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K, including Exhibit 99.1, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These forward-looking statements may include terminology such as “may,” “will,” “expect,” “could,” “should,” “intend,” “estimate,” “anticipate,” “believe,” “outlook,” “continue,” “remain,” “on track,” “design,” “target,” “objective,” “goal,” or similar terminology. The forward-looking statements involve risks and uncertainties that could cause actual results to differ (possibly materially) from such forward-looking statements, including the risks and uncertainties discussed in our recent filings with the SEC. We can give no assurance that the expectations reflected in such forward-looking statements will prove to be correct. We undertake no obligation to update or revise publicly any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release “Pricing of CNH Industrial Capital LLC $600 million notes” dated April 4, 2023.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH INDUSTRIAL CAPITAL LLC

Date: April 4, 2023	By:	/s/ Daniel Willems Van Dijk
Daniel Willems Van Dijk
Chief Financial Officer